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EXHIBIT 10.30
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August 30, 1999


Alan L. Taylor
P.O. Box 436
Rigby, Idaho 83442


	Registration Rights Letter Agreement
Dear Mr. Taylor:

	This letter will confirm our agreement and understanding with respect to certain rights to register, under the Securities Act of 1933, as amended
(the "Act"), and applicable state securities laws ("Blue Sky Laws"), the offer and sale of up to 31,750 of the shares of the $.0001 par value common stock (the "Subject Shares") of USURF America, Inc., a Nevada corporation
(the "Company"), received, and currently owned, by you under that certain Agreement and Plan of Reorganization (the "Reorganization Agreement") among the Company, CyberHighway, Inc., Premier Internet Services, Inc., d/b/a CyberHighway of Southeast Idaho, and Alan L. Taylor. It is our understanding that:

	1.	Registration Rights.  At any time subsequent to the effectiveness of the merger of Premier Internet Services, Inc., d/b/a CyberHighway of
Southeast Idaho, with and into CyberHighway, Inc., pursuant to the
Reorganization Agreement, you may demand of the Company, on one occasion, that up to twenty-five percent (25%) of the shares received by you pursuant to the Reorganization Agreement be registered for public sale with the
Securities and Exchange Commission (the "Commission") on the appropriate form of Registration Statement.  Registration of such shares, or any of them, by the Company in a Registration Statement filed without regard to a demand received from you, shall constitute a satisfaction of a demand for such registration.  In the event of the filing of a Registration Statement by the Company to register shares of the Company for public resale, you will be notified of such proposed registration and given the opportunity to register the registrable portion of your shares at that time.  Your failure or refusal to so register your registrable shares at that time will constitute a waiver of your demand registration rights.

	2.	Expenses.  All expenses incurred in connection with the registration of the Subject Shares requested pursuant to Section 1, including, without limitation, all accounting and printing costs and fees, filing fees and reasonable attorney fees incurred, shall be paid by you, on a pro rata basis, based on the percentage that your shares bear to all shares being registered under the Registration Statement.  In this regard, the Company reserves the right to include additional selling shareholders in any registration proceeding contemplated hereby.

	3.	Registration Procedures.  At such time as the Company is required to register any of the Subject Shares hereunder, the Company will promptly:

		(a)	prepare and file, in a timely manner, with the Commission, a
Registration Statement with respect to the Subject Shares and use its best efforts to cause such Registration Statement to become effective, such
Registration Statement to comply as to form and content and in all material respects to the Commission's forms, rules and regulations;

		(b)	prepare and file with the Commission such amendments and supplements to the Registration Statement, the prospectus and any summary or preliminary prospectus forming a part of, and used in connection therewith, as may be necessary to keep such Registration Statement and prospectus effective and current and to comply with the provisions of the Act with respect to the disposition of all of the Subject Shares and other securities, if any, covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement or the expiration of 120 days after such Registration Statement becomes effective; and will furnish to you prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or prospectus and shall not file any such amendment or supplement to which you shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules or regulations thereunder;

		(c)	furnish to you such number of conformed copies of such Registration
Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), all in conformity as to form and substance with the requirements of the Act, such number of copies of documents, if any, incorporated by reference in such Registration Statement or prospectus, and such other documents, as you may reasonably request;

		(d)	use its best efforts to register or qualify all the Subject Shares covered by such Registration Statement under such other securities or blue sky laws of such U.S. jurisdictions, as reasonably requested by you, that permit "registration by coordination" of securities offerings (the Company shall not be required to register or qualify the Subject Shares in any state invoking merit review authority), to keep such registration or qualification in effect for a minimum of 120 days after its initial effective date, and do any and all other acts and things which may be necessary or advisable to enable you to consummate the disposition in such jurisdictions of your Subject Shares covered by such Registration
Statement, except that the Company shall not, for any such purpose, be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this subdivision (d), be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

		(e)	furnish to you a signed counterpart, addressed to you, of (i) an opinion of counsel for the Company, dated the effective date of such
Registration Statement, and (ii) a "comfort" letter, dated the effective date of such Registration Statement, signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants'
letters delivered to underwriters in underwritten public offerings of securities and such other legal and financial matters, as you may reasonably request;

		(f)	immediately notify you, at any time, when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, at your request, prepare and furnish to you a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Subject Shares, such prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

		(g)	otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first month of the first fiscal quarter after the effective date of such Registration
Statement, which earnings statement shall satisfy the provisions of Section
11(a) of the Act; and

		(h)	provide and cause to be maintained a transfer agent and registrar for the Subject Shares covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

	The Company may require you to furnish the Company such information regarding your sales of the Subject Shares as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith. Such information shall be furnished in writing by you stating that it is for use in the preparation of such Registration Statement and all prospectuses and supplements or amendments thereto.

	4.	Preparation; Reasonable Investigation.  In connection with the preparation and filing of the Registration Statement registering your Subject Shares under the Act, the Company will give you and your underwriters, if any, and your counsel and accountants at your own expense, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein and filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary in the opinion of you and such underwriter or your respective counsel, to conduct a reasonable investigation within the meaning of the Act.

	5.	Indemnification.

		(a)	Indemnification by the Company.  In the event of registration of your
Subject Shares under the Act, the Company will, and hereby does, indemnify and hold you harmless, against any and all losses, claims, damages, liabilities or expenses, joint or several (including, without limitation, the costs and expenses of investigating, preparing for and defending any legal proceeding, including reasonable attorneys' fees) to which you may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration
Statement under which your Subject Shares were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse you for any legal or any other expenses reasonably incurred by you in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof)
arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration
Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company through an instrument duly executed by you stating that it is for use in the preparation thereof.
 Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of you and shall survive the transfer of the Subject Shares by you.

		(b)	Indemnification by You.  In the event of registration of your Subject
Shares under the Act, pursuant to which you offer or sell Subject Shares covered by such Registration Statement, you will, and hereby do, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5) the Company, each director of the
Company, each officer of the Company who shall sign such Registration
Statement and each other person, if any, who controls the Company within the meaning of the Act, with respect to any statement in, or omission from, such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by you specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of Subject
Shares by you.

		(c)	Notice of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5.  In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate in, and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of such proceedings which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a complete and unconditional release from all liability in respect to such claim or litigation.

		(d)	Indemnification Payments.  The indemnification required by this
Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

		(e)	Contribution.  If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, damage or expense, in such manner as the underwriter(s) shall require in the underwriting agreement and, to the extent not specified therein with respect to any indemnified party contemplated by this Section 5 as entitled to indemnification, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the actual or alleged statements or omissions which resulted in such loss, liability, damage or expense, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of such indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by such indemnified party and the parties' relative intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.  The indemnity and contribution provided herein shall be in addition to, and not in lieu of, any other liability that one party may have to another.

	6.	Arbitration.  In the event of any dispute between the parties arising out of this Agreement, relating to any question of contract or tort, including any claims allegedly based on a violation of any securities laws or regulations, state or federal, both the Company and you agree to submit such dispute through the American Arbitration Association (the
"Association") at the Association's Dallas, Texas, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction.  It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

	7.	Amendments and Waivers.  This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained your written consent to such amendment, action or omissions to act.

	8.	Notices.  Notices and other communications under this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed:

		(a)	if to you, at the address shown above, unless you have advised the
Company in writing of a different address as to which notices shall be sent under this Agreement; and

		(b)	if to the Company, at 8748 Quarters Lake Road, Baton Rouge, Louisiana
70809, to the attention of Mr. David M. Loflin, President, or to such other address as the Company shall have furnished to you.

	9.	Miscellaneous.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.  This Agreement embodies the entire agreement and understanding between the Company and you with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.  This Agreement shall be construed and enforced in accordance with, and governed by, the law of the State of Louisiana.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

	If the foregoing correctly sets forth our agreement, please so indicate by executing a counterpart of this letter in the space provided below and returning it to us.

					Yours very truly,

					USURF AMERICA, INC.



					By: /s/ David M. Loflin
						David M. Loflin
					Its:	President

AGREED AND ACCEPTED as of the
date and year first above written:



/s/ Alan Taylor
           Alan L. Taylor, individually